J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

(the “Fund”)

(a series of JPMorgan Trust II)

(All Share Classes)

Supplement dated December 4, 2023

to the current Summary Prospectuses and Prospectuses, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Eytan Shapiro	2004	Managing Director
Matthew Cohen	2016	Managing Director
Phillip D. Hart	2023	Managing Director
Michael Stein	2023	Executive Director

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Small Cap Growth Fund” section of the Fund’s Prospectuses is deleted in its entirety and replaced with the following:

Small Cap Growth Fund

The portfolio management team is led by Eytan Shapiro, Managing Director of JPMIM and a CFA charterholder, Matthew Cohen, M.D., Managing Director of JPMIM, Phillip D. Hart, Managing Director of JPMIM and a CFA charterholder, and Michael Stein, Executive Director of JPMIM and a CFA charterholder. Mr. Shapiro is the lead portfolio manager on the Fund and is Chief Investment Officer of the U.S. Equity Growth and Small Cap portfolio management teams. Mr. Shapiro has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1989 and has been employed by the firm since 1985. An employee since 2005, Dr. Cohen is a portfolio manager and a US equity research analyst. Dr. Cohen is responsible for research analysis and stock selection of healthcare stocks for the JPMorgan Small Cap Growth and Mid Cap Growth funds. Additionally, he serves as lead portfolio manager on the JPMorgan Global Healthcare strategy and a co-portfolio manager on the JPMorgan Small Cap Growth Fund. Mr. Hart is Head of the U.S. Structured Equity Small and Mid Cap Team, and a portfolio manager. An employee since 2003, he has been managing small and mid cap assets for the past 20 years and his responsibilities include managing all of the team’s strategies. Previously, he has held roles as both a fundamental and quantitative research analyst in addition to helping with daily implementation and maintenance of portfolios. Mr. Stein is a research analyst within the U.S. Equity Group. An employee since 2014, Mr. Stein is responsible for the industrials and energy sectors for the J.P. Morgan Mid Cap Growth and Small Cap Growth Strategies. Prior to joining the firm, Mr. Stein previously worked at Barclays and Morgan Stanley, with seven years of experience covering electrical equipment and industrial conglomerates.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-SCG-1223